Accrued liabilities	12 Months Ended
Dec. 31, 2019
Accrued liabilities [Abstract]
Accrued liabilities
Note 7 – Accrued liabilities

Accrued liabilities consist of the following:

Dollars in thousands	December 31, 2019	December 31, 2018
Accrued professional fees	$1,695	$-
Accrued sales tax	1,233	-
Accrued payroll and benefits	994	85
Accrued trade promotions	357	-
Accrued dividends	256	-
Accrued interest	109	-
Other	77	-
Total accrued liabilities	$4,721	$85

The Company has historically collected and remitted sales tax based on the locations of its significant physical operations. On June 21, 2018, the U.S. Supreme Court rendered a 5-4 majority decision in South Dakota v. Wayfair Inc., 17-494. Among other things, the Court held that a state may require an out-of-state seller with no physical presence in the state to collect and remit sales taxes on goods the seller ships to consumers in the state, overturning existing court precedent. The Company discovered that TruPet had not collected and paid sales tax related to all sales in some states where it had a physical presence.  The Company recognized $1.2 million and no sales tax liability as of December 31, 2019 and 2018, respectively.  While additional assessments are not anticipated, additional states may assert that the Company has nexus and must pay sales tax for prior sales.  The Company does not believe that additional assessments, if any, will have a material impact on our financial position or results of operations.

In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2019, the Company identified an error as of December 31, 2018 related to an understatement of sales taxes due and payable of $0.7 million. The error was corrected during the year ended December 31, 2019. The Company believes that the correction of this error is not material to the consolidated financial statements as of and for the year ended December 31, 2019.